Exhibit 99.7

                     EARN OUT AGREEMENT


This Earn Out Agreement (the "Agreement") is made as of September 29, 1999 by and between UNITED SHIELDS CORPORATION, a Colorado corporation (the "Buyer") and HENRY A. KIRCHNER ("HAK"), BARBARA
J. KIRCHNER ("BJK"), THE HENRY A. KIRCHNER REVOCABLE TRUST, HENRY
A. KIRCHNER AND BARBARA J. KIRCHNER, TRUSTEES, dated February 6, 1996, (the "HAK Trust"), THE BARBARA J. KIRCHNER REVOCABLE TRUST, BARBARA J. KIRCHNER AND HENRY A. KIRCHNER, TRUSTEES, dated February 6, 1996 (the "BJK Trust") and THE KIRCHNER FAMILY NOMINEE TRUST, HENRY A. KIRCHNER AND BARBARA J. KIRCHNER, TRUSTEES, under Declaration of Trust dated February 6, 1996 and recorded with the Berkshire County (Middle District) Registry of Deeds in Book 910, Page 800 (the "Family Trust") (HAK, BJK and HAK Trust, the BJK Trust and the Family Trust, referred to collectively as "Sellers").

RECITALS: Concurrently with the execution and delivery of this Agreement, Buyer is purchasing, all of the issued and outstanding shares (the "Shares") of capital stock of Pittsfield Mold & Tool, Inc., a Massachusetts corporation (the "Company"), and the real property located at Stearnsville Industrial Park, 10 Betnr Industrial Drive, Pittsfield, Massachusetts, pursuant to the terms and conditions of a Stock Purchase Agreement made as of August 27, 1999 (the "Stock Purchase Agreement"). Section 2.6 of the Stock Purchase Agreement requires that an Earn Out Agreement be executed by Buyer and delivered to Sellers as a condition to the sale of the Shares by Sellers.

AGREEMENT: The parties, intending to be legally bound, agree as follows:

1. DEFINITIONS: Capitalized terms not expressly defined in this Agreement shall have the meanings ascribed to them in the Stock
Purchase Agreement.

2. EARN OUT: As an inducement for Sellers to enter into the Stock Purchase Agreement, Buyer has agreed to the following additional consideration to be paid to Sellers under the Stock Purchase
Agreement:

For a period of six (6) years beginning as of the Closing Date, Buyer shall pay Sellers an amount equal to five (5%) percent of the annual Net Sales of the Company in excess of $10,000,000.00 each year, payable each year, not later than ninety (90) days after the end of the previous year, pro-rated for any partial years. Any installment or payment due hereunder which shall be received by Sellers after its due date shall be subject to an additional charge of five (5%) percent of the amount so overdue.

3. REMEDIES: If Buyer breaches its payment obligation as set forth at paragraph 2 above, Sellers will be entitled to the following remedies:
a.  Damages from Buyer;

b.  A release of their obligations under the Non Competition
Agreements;

c.  Prosecution of the $250,000.00 Letter of Credit referred to at
Section 8.8(i) of the Stock Purchase Agreement;

d. Joseph A. Kirchner shall be entitled to a release of his obligations under the Employment Agreement; and,

e. All reasonable costs of collection and reasonable attorney's fees paid or incurred by Sellers in enforcing their rights hereunder.

In addition, Buyer's breach of this Agreement shall constitute an Event of Default under the Promissory Note.

4.  SUCCESSORS AND ASSIGNS: This Agreement will be binding upon
Buyer, its successors and assigns and will enure to the benefit of Sellers, their successors, assigns, heirs and legal representatives.

5. NOTICES: All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt); (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Sellers:  Henry A. Kirchner and Barbara J. Kirchner
          53 Victoria Lane
          P.O. Box 2140
          Lanesboro, Massachusetts 01237

With a copy to:  John J. Martin, Jr., Esquire
                 MARTIN & OLIVEIRA, LLP
                 100 North Street, Suite 301
                 Pittsfield, Massachusetts 01201
                 Telecopier number: (413) 445-5883

Buyer:     United Shields Corporation
           311 Northland Boulevard
           Cincinnati, Ohio 45246
           Attention: President
           Facsimile number: (513) 782-8902

With a copy to:  Charles F. Hertlein, Jr., Esquire
                 DINSMORE & SHOHL LLP
                 1900 Chemed Center
                 255 East Fifth Street
                 Cincinnati, Ohio 45202
                 Facsimile number: (513) 977-8141

6. JURISDICTION; SERVICE OF PROCESS: Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the Commonwealth of Massachusetts, County of Berkshire, or, if it has or can acquire jurisdiction, in the United State District Court for the Western District of Massachusetts, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

7. WAIVER: The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, or no single or partial exercise of any such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement

8. ENTIRE AGREEMENT AND MODIFICATION: This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

9. SEVERABILITY: If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

10. SECTION HEADINGS, CONSTRUCTION: The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" referred to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

11. TIME OF ESSENCE: With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

12. GOVERNING LAW: This Agreement will be governed by the laws of the State of Ohio without regard to conflicts of laws principles.

13. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Buyer:                              Sellers:
UNITED SHIELDS CORPORATION


By /s/Donald T. Zimmerman,          /s/ Henry A. Kirchner
   Donald T. Zimmerman, Jr.         HENRY A. KIRCHNER

                                    /s/ Barbara J. Kirchner
                                    BARBARA J. KIRCHNER


                                    THE HENRY A. KIRCHNER
                                    REVOCABLE TRUST


                                    By   /s/ Henry A. Kirchner
                                         HENRY A. KIRCHNER


                                    By /s/ Barbara J. Kirchner
                                       BARBARA J. KIRCHNER


                                    THE BARBARA J. KIRCHNER
                                    REVOCABLE TRUST


                                    By /s/ Barbara J. Kirchner
                                       BARBARA J. KIRCHNER


                                    By /s/ Henry A. Kirchner
                                       HENRY A. KIRCHNER


                                   KIRCHNER FAMILY NOMINEE TRUST


                                   By /s/ Henry A. Kirchner
                                      HENRY A. KIRCHNER


                                   By /s/ Barbara J. Kirchner
                                     BARBARA J. KIRCHNER